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                                                                      EXHIBIT 23
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                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------



We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No.'s 333-42763, 333-35552,333-63341, 333-90465 and 333-
90493) and in the Registration Statements on Form S-8 (No.'s 33-24444, 33-55992, 33-85908, 33-61103, 333-18363, 333-42723 and 333-90471) of Synbiotics
Corporation of our report dated March 23, 2001 relating to the financial statements, which appears in this Form 10-K.



PricewaterhouseCoopers LLP


San Diego, California
March 30, 2001